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                                                                  Exhibit 23.01

                            RWD TECHNOLOGIES, INC.

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Form S-8 Registration Statements File Nos. 333-36157, 333-50199, and 333-60593.

                               /s/ Arthur Andersen LLP

Baltimore, Maryland
March 26, 1999

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